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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549
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                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST EVENT REPORTED: November 17, 2000


                             ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167


              TEXAS                                 74-1611874
(State or other jurisdiction of       (I.R.S. Employer Identification No.)
incorporation or organization)

15835 Park Ten Place Drive                           77084
         Houston, Texas                           (Zip Code)
(Address of principal executive offices)


        Registrant's telephone number, including area code: 281-749-7800

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ITEM 5.    OTHER EVENTS


ON NOVEMBER 17, 2000, THE COMPANY ANNOUNCED CURRENT AND PLANNED ACTIVITIES RELATING TO THE ATWOOD HUNTER AND ATWOOD EAGLE. A COPY OF THE PRESS RELEASE ANNOUNCING THESE ACTIVITIES IS FILED WITH THIS FORM 8-K AS EXHIBIT 99.1 AND IS INCORPORATED HEREIN BY REFERENCE.

ITEM 7.   EXHIBITS

EXHIBIT 99.1    PRESS RELEASE DATED NOVEMBER 17, 2000


SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ATWOOD OCEANICS, INC.
                                  (Registrant)

                                   /s/ James M. Holland
                                   James M. Holland
                                   Senior Vice President

                                   DATE:   17  November 2000


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                                  EXHIBIT INDEX

EXHIBIT 99.1                            DESCRIPTION
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  99.1                         Press Release dated November 17, 2000